Ex. 10(bb)

                                   AMENDMENTS
                                   ----------

CURRENT CRADA TERMS
-------------------

                                         CURRENT CRADA TERMS

CRADA#            0566              Term extension(s)(mo.)    NIH Dr.:          Dr. Howard Young, Section Chief

Effective
Date:             3/4/97            1: 12                     Institute:        NCI

Orig. Term
(yrs):            1 year            2:                        Division:         DBS

Total term
(mo):             24                                          Laboratory:       LEI

Expiration:       3/4/99                                      Collab. PI:       Shalom Z. Hirschman, M.D.

                                                              Collaborator:     Advanced Viral Research
                                                                                Corp.

Title:   Research with peptide nucleic acid drug, RETICULOSE-AMENDMENT

NEW CRADA TERMS
---------------

The purpose of this amendment is to change certain terms of the above referenced Cooperative Research and Development Agreement. These changes are reflected below and except for these changes and those of any previous amendments, all other provisions including the research plan of the original CRADA remain in full force and effect. Two originals of this amendment are provided for execution - one is to remain with the NCI and the other with the collaborator.

This amendment to the Advanced Viral Research (AVR) Corporation Materials Transfer Agreement-Cooperative Research & Development Agreement (MTA-CRADA) is to extend the MTA-CRADA for one (1) additional year beyond the original expiration date of March 4, 1998. This CRADA will expire March 4, 1999.

This amendment is necessary to permit LEI to complete the evaluation of the effect of the reagent provided by AVR on cytokine gene expression in cell lines, human PBMC and mouse spleen cells. Due to lack of a dedicated person, the LEI has not been able to obtain sufficiently conclusive results to date. However, a full-time lab member has been reassigned to this project and a one year extension is necessary to complete the studies. There are no modifications to the Research Plan.

================================================================================

ACCEPTED AND AGREED TO:


NATIONAL CANCER INSTITUTE                  ADVANCED VIRAL RESEARCH CORP.


/s/ Alan S. Robson, M.D.                  /s/ Shalom Z. Hirschman, M.D.
------------------------                  -----------------------------
Alan S. Robson, M.D.                       Shalom Z. Hirschman, M.D.
Deputy Director                            President & CEO


MARCH 19, 1998                             MARCH 19, 1998
---------------------------------          --------------
Date                                       Date